UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)

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Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

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M FUND, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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M FUND, INC.

March 29, 2013

Dear Policy Owner:

You are the owner of a variable life insurance or annuity policy, and some (or all) of your policy’s cash value is invested in M Fund, Inc.  The Board of Directors (the “Directors”) of M Fund, Inc. (the “Company”) are distributing this Information Statement in connection with the change in sub-adviser of the M Business Opportunity Value Fund.  The Directors approved a new sub-advisory agreement with AJO, L.P. to replace Iridian Asset Management, LLC as the sub-adviser of the M Business Opportunity Value Fund (the “Fund”).  The Company has been granted an exemptive order by the Securities and Exchange Commission (the “SEC”) that allows M Financial Investment Advisers, Inc. (“MFIA”), subject to certain conditions, to enter into a new sub-advisory agreement with an unaffiliated entity without obtaining shareholder approval.  This Information Statement also provides information on: (i) the amendment to the Investment Advisory Agreement for the Fund between MFIA and the Company, which reflects a decrease in the advisory fee for the Fund resulting from the change in sub-adviser; and (ii) the change in the name of the Fund to M Large Cap Value Fund.  The Directors are distributing this Information Statement on or about March 29, 2013 to the shareholders of record as of March 1, 2013.

The Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the SEC. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

If you have questions, please call your financial adviser.

Sincerely,

/s/ JoNell Hermanson
JoNell Hermanson
President, M Fund, Inc.

INFORMATION STATEMENT

M Fund, Inc.
M Business Opportunity Value Fund

M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

The Board of Directors (the “Directors”) of M Fund, Inc. (the “Company”) is distributing this Information Statement in connection with the change in sub-adviser of the M Business Opportunity Value Fund.  The Directors approved a new sub-advisory agreement with AJO, L.P. to replace Iridian Asset Management, LLC as the sub-adviser of the M Business Opportunity Value Fund.  The Company has been granted an exemptive order by the Securities and Exchange Commission (the “SEC”) that allows M Financial Investment Advisers, Inc. (“MFIA”), subject to certain conditions, to enter into a new sub-advisory agreement with an unaffiliated entity without obtaining shareholder approval.  This Information Statement also provides information on: i) the amendment to the Investment Advisory Agreement for the Fund between MFIA and the Company, which reflects a decrease in the advisory fee for the Fund resulting from the change in sub-adviser; and ii) the change in the name of the Fund to M Large Cap Value Fund.  The Directors are distributing this Information Statement on or about March 29, 2013 to the shareholders of record as of March 1, 2013.

The Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the SEC. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Fund has previously sent its annual report dated December 31, 2012 and its semiannual report dated June 30, 2012 to its shareholders.  A copy of the Fund’s most recent annual report and semiannual report may be obtained without charge by writing to M Fund, Inc., Attention: Kathy Wolf, M Fund, Inc. Administrator, at the address set forth above or by calling (888) 736-2878.  In addition, the Fund’s most recent annual report and semiannual report are available on its website at www.mfin.com.  (Click on “What We Do,” then on “M Funds” and then “Annual Report” or “Semi Annual Report”.)

INFORMATION ON THE CHANGE IN SUB-ADVISER OF THE M BUSINESS OPPORTUNITY VALUE FUND

Overview and Related Information

On March 1, 2013, the Directors approved an amendment to the Investment Advisory Agreement for the M Business Opportunity Value Fund dated May 1, 2013 (the “Amendment”), a new sub-advisory agreement for the M Business Opportunity Value Fund dated May 1, 2013 (the “New Sub-Advisory Agreement”), between MFIA and AJO, L.P. (“AJO”), and a change in the name of the M Business Opportunity Value Fund to the M Large Cap Value Fund (the “Fund”).

Iridian Asset Management LLC (“Iridian”) currently serves as the sub-adviser of the Fund.  In determining to recommend the termination of Iridian as sub-adviser to the M Business Opportunity Value Fund, MFIA considered, among other things, that Iridian had been underperforming relative to its benchmark.  MFIA recommended the appointment of AJO to assume responsibility for the day-to-day management of M Business Opportunity Value Fund.  Upon the recommendation of MFIA and after carefully considering a variety of factors (as described below under “Basis for Directors’ Approval of the New Sub-Advisory Agreement”), the Directors voted on March 1, 2013 to terminate the sub-advisory agreement between MFIA and Iridian and to approve the New Sub-Advisory Agreement.  Under the Investment Company Act of 1940 (the “1940 Act”), a mutual fund generally cannot enter into an advisory contract, such as a New Sub-Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement.  The Company and MFIA have been granted an exemptive order from the SEC that allows MFIA, subject to certain conditions, to enter into new sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval.  The New Sub-Advisory Agreement will become effective May 1, 2013.  Under the New Sub-Advisory Agreement, the sub-advisory fee will decrease.  As a result of the decrease in the fee payable to the sub-adviser, MFIA recommended and the Directors approved, an amendment to the Investment Advisory Agreement for the Fund to decrease the advisory fee payable by the Fund.  The Directors also approved a change in the name of the M Business Opportunity Value Fund to the M Large Cap Value Fund (the “Fund”).

Information on the Investment Advisory Agreement and the Amendment to the Investment Advisory Agreement

Description of MFIA

MFIA is the investment adviser of M Business Opportunity Value Fund.  MFIA also advises M International Equity Fund, M Large Cap Growth Fund and, M Capital Appreciation Fund.  As of December 31, 2012, MFIA had approximately $595.4 million in assets under management, all of which were assets of the Company.  MFIA is controlled by M Financial Holdings Incorporated (dba M Financial Group), which owns 100% of the voting securities of MFIA.  MFIA was organized on September 11, 1995.  Although MFIA is not primarily responsible for the daily management of the funds, it oversees the management of the assets of the funds by each of the sub-advisers.  In turn, each sub-adviser is responsible for the day-to-day management of a specific fund.

M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group.  As stockholders, such participating insurance agents share in the profits of M Financial Group via periodic stock or cash dividends.  M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Company.  Shareholders should be aware that these compensation arrangements may create economic incentives that could influence recommendations for the Funds.

Names, Addresses and Principal Occupations of Each Executive Officer and Each Director of MFIA

Name	Address	Principal Occupation
Michael J. Kiley	1125 NW Couch St., Suite 900, Portland, OR 97209	President and CEO, Chamberlain Group.
Malcolm L. Cowen, II	1125 NW Couch St., Suite 900, Portland, OR 97209	President, Cornerstone Advisors Asset Management, Inc.
Morey Goldberg	1125 NW Couch St., Suite 900, Portland, OR 97209	Principal, CMS Companies.
Lawton M. Nease, III	1125 NW Couch St., Suite 900, Portland, OR 97209	President, Nease, Lagana, Eden & Culley, Inc.
Richard Mack	1125 NW Couch St., Suite 900, Portland, OR 97209	President, Mack Financial Group.
JoNell Hermanson	1125 NW Couch St., Suite 900, Portland, OR 97209	President, M Financial Wealth Partners, Inc., M Financial Asset Management, Inc.; MFIA; and the Company.
David Lees	1125 NW Couch St., Suite 900, Portland, OR 97209	Accounting Director, M Financial Group; Secretary and Treasurer, MFIA and the Company.
Shannon Hartwell	1125 NW Couch St., Suite 900, Portland, OR 97209	Chief Compliance Officer, M Financial Asset Management, Inc.; MFIA; and the Company.

Description of the Current Investment Advisory Agreement

MFIA has acted as adviser for the Fund since its inception, and currently acts as the Fund’s adviser pursuant to an investment advisory agreement dated September 1, 2001 as amended (the “Advisory Agreement”).  The Directors approved the Advisory Agreement at a meeting held on August 24, 2001 and last approved the continuance of the Advisory Agreement at a meeting held on March 1, 2013.  The Advisory Agreement was last approved by the Fund’s shareholders on October 12, 2009.  The purpose of submission of the Advisory Agreement to shareholders at such time was due to an increase in the advisory fee for the M Large Cap Growth Fund.

Under the Advisory Agreement, MFIA assumes overall responsibility, subject to the ongoing supervision of the Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of the Fund by the sub-advisers.  MFIA provides or arranges for the provision of the overall business management and administrative services necessary for the Company’s operations and furnishes or procures any other services and information necessary for the proper conduct of the Company’s business.  MFIA also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administrator, and accounting services agent.  MFIA is also responsible for:  (1) setting the Fund’s overall investment strategies, (2) where appropriate, recommending to the Directors the allocation and reallocation of assets among multiple sub-advisers, and (3) overseeing the Company’s compliance with applicable law and with the Fund’s investment objectives, policies and restrictions.  The sub-advisers provide the day-to-day portfolio management for the Company’s portfolios.

The Advisory Agreement provides that MFIA may render similar services to others (although there is no current intent for MFIA to do so), so long as the services that it provides to the Company are not impaired thereby.  The Advisory Agreement also provides that MFIA will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the Advisory Agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

Under the Advisory Agreement, MFIA receives a fee of 0.65% of first $50 million of the average daily net assets of the Fund, 0.60% of the next $50 million of the average daily net assets of the Fund, 0.55% of the next $100 million of the average daily net assets of the Fund and 0.50% of assets in excess of $200 million of the average daily net assets of the Fund.  MFIA retains 0.15% of the fee and the remaining amount is paid to the sub-adviser.  For the period from May 1, 2013 to April 30, 2014, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

Description of the Amendment to the Investment Advisory Agreement

The terms of the Investment Advisory Agreement following the Amendment will be substantially similar to those of the Current Advisory Agreement, except that: (i) the advisory fee for the M Business Opportunity Value Fund will decrease due to the change in sub-adviser; (ii) the name of the Fund will change to the M Large Cap Value Fund; and (iii) the date of the Amendment will be different.  The Current Advisory Agreement and form of Amendment are set forth in Appendix A to this Proxy Statement.  Descriptions of the Amendment are qualified in their entirety by reference to the full text of the Amendment as set forth in Appendix A.

The Amendment provides that the Fund shall compensate MFIA at the annual rate of 0.45% of first $250 million of the average daily net assets of the Fund, 0.35% of the next $250 million of the average daily net assets of the Fund, 0.30% of the next $250 million of the average daily net assets of the Fund and 0.275% of assets in excess of $750 million of the average daily net assets of the Fund.  MFIA will retain the first 0.15% of the fee and pay the remainder to the sub-adviser.

Comparison of Fee Rates under the Current Investment Advisory Agreement and the Amendment

The fee rates payable to MFIA under the Current Advisory Agreement are more than the fee rates payable to MFIA under the Amendment.  The table below sets forth the advisory fee rates payable to MFIA under the Current Advisory Agreement and the Amendment as a percentage of the average daily net assets of the M Business Opportunity Value Fund.

Advisory Fee Rates Payable to MFIA under the Current Investment Advisory Agreement1	Advisory Fee Rates Payable to MFIA under the Amendment
0.65% of the first $50 million	0.45% of the first $250 million
0.60% of the next $50 million	0.35% of the next $250 million
0.55% of the next $100 million	0.30% of the next $250 million
0.50% thereafter	0.275% thereafter
1	For the period October 1, 2012 through December 31, 2013, MFIA has agreed to waive any portion of its advisory fee earned in excess of 0.15% of the average daily net assets of the Fund.

Fees Paid Under the Current Investment Advisory Agreement and Amendment

For the fiscal year ended December 31, 2012 the M Business Opportunity Value Fund paid aggregate advisory fees of $263,349, $101,193 of such amount was payable to MFIA and the remainder ($162,156) was payable to the sub-adviser.  For the period October 1, 2012 through December 31, 2012, the adviser voluntarily waived the portion of the advisory fee payable in excess of 0.15%,  If the waiver had not been in place the aggregate advisory fees would have been $429,773, with $101,193 payable to the adviser and the remainder ($328,580) payable to the sub-adviser.  If the Amendment and the new sub-advisory agreement had been in place for the fiscal year ended December 31, 2012, the M Business Opportunity Value Fund would have paid aggregate advisory fees of $303,580, with $101,193 of such amount payable to MFIA and the remainder ($202,387) payable to the sub-adviser.  The difference between the amounts payable under the current agreement (without the waiver) and the amounts that would have been payable if the Amendment and the new sub-advisory agreement had been in place was 0% for MFIA and -38.4% for the sub-adviser.

MFIA does not manage any other funds with a similar investment objective and strategy as the M Business Opportunity Value Fund.

MFIA does not serve as investment adviser to any funds with a similar investment objective and strategy as the M Business Opportunity Value Fund.

Basis for Directors’ Approval of Amendment

The Directors approved the Amendment at their meeting held on March 1, 2013 to become effective on May 1, 2013.  The Directors considered information provided by MFIA.  In considering whether to approve the Amendment, the Directors, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors, including the Independent Directors, in connection with their approval of the Amendment included the following:

Capability, Nature, Extent and Quality of Services.  The Directors reviewed in detail the nature and extent of the services to be provided by MFIA under the terms of the Amendment.  The Directors considered the experience of MFIA as an investment manager.  The Directors concluded that the nature and extent of the services to be provided under the Amendment were reasonable and appropriate in relation to the advisory fees.  The Directors also reviewed the personnel at MFIA responsible for providing advisory services to the M Business Opportunity Value Fund.  The Directors concluded that MFIA has the necessary staff to manage the relationship with the Fund’s sub-adviser, the capability to continue to manage the Fund and that the information provided supported the approval of the Amendment.

Regulatory Compliance History.  The Directors considered the regulatory compliance history of MFIA.  The Directors also noted that compliance matters are reviewed quarterly by the Adviser and that any violations are brought to the attention of the Company’s Chief Compliance Officer and the Directors.  Based upon information provided to it, the Directors concluded that MFIA had taken reasonable steps to monitor compliance.  The Directors concluded that the information provided supported the approval of the Amendment.

Investment Performance of the Fund.  The Directors noted that investment performance for each Fund is primarily determined by the investment decisions of its sub-adviser.  The Directors also noted that MFIA has the responsibility to manage each sub-advisory relationship and make decisions about when to recommend a change in sub-adviser.  The Directors concluded that MFIA is appropriately managing the sub-advisory relationship and that the information provided supported the approval of the Amendment.

Advisory Fees Payable.  The Directors considered the advisory fees that would be payable to MFIA.  The Directors noted that the decrease in the advisory fee was due to a decrease in the sub-advisory fee.  The amount of decrease in the advisory fee is only intended to cover the amount of the decrease in the sub-advisory fee.  Therefore, the amount of the advisory fee retained by MFIA would remain the same.  The Directors considered the profitability and fall-out benefits, if any, to be received by MFIA.  The Directors used this information as a guide to help assess the reasonableness of the Fund’s proposed advisory fee.  The Directors concluded that the proposed decrease in the advisory fee was beneficial to the Fund’s shareholders and supported the approval of the Amendment.

Economies of Scale Realized as the Fund Grows.  The Directors considered the benefit to investors of economies of scale.  The Directors noted that the portion of the advisory fee retained by MFIA does not decrease at breakpoints, but instead remains fixed at 0.15% of the average daily net assets of the M Business Opportunity Value Fund.  However this is also true of the current advisory fee agreement and is not altered by the proposed amendment to the proposed Amendment.  The Directors noted that as assets in the Company’s portfolios increase, fixed operating costs are spread over a larger asset base resulting in an overall reduced operating expense that is charged to shareholders.  As the sub-adviser’s relationship with the Company is new, no economies of scale have been recognized.

Operating Expenses of the Fund.  The Directors reviewed the operating expenses of the M Business Opportunity Value Fund.  The Directors noted that in addition to MFIA’s advisory fee, the Fund is also responsible for payment of a portion of the Company’s operating expenses.  The Directors noted that MFIA has contractually agreed to reimburse the Fund for expenses (other than advisory fees, brokerage or other portfolio transaction expenses for litigation, indemnification or other extraordinary expenses) to the extent that they exceed 0.25% of the Fund’s annualized average daily net assets.  The Directors concluded that MFIA’s contractual obligation to limit operating expenses is in the best interests of shareholders.  The Directors concluded that the operating expenses of the Fund should not change as a result of the Amendment and will continue to be fair and reasonable and support the approval of the Amendment.

Brokerage Transactions.  The Directors noted that the trading and execution for the Company’s portfolios is handled at the sub-adviser level.  The Directors noted that the Company’s Chief Compliance Officer reviews the sub-adviser’s written policies and procedures for fair trading and best execution on an annual basis.  The Directors also noted that they are presented with quarterly reports of the sub-adviser’s soft-dollar commission information.  The Directors concluded that this information supported the approval of the Amendment.

Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Directors concluded that it was in the best interest of the shareholders of M Business Opportunity Value Fund to approve the Amendment.  The Directors also considered other factors, including the fact that the Fund would likely incur expenses including portfolio transaction expenses, in connection with the change in sub-adviser as described later in this Information Statement.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, the Directors, including the Independent Directors, determined to approve the Amendment.

The Amendment to the Investment Advisory Agreement for the M Business Opportunity Value Fund does not require shareholder approval.  We are not asking you for a proxy on this matter.

Information on the Change in Sub-Advisory Agreement for the Fund

Description of AJO

AJO, located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, is a Delaware limited partnership.  AJO is an independent, registered investment advisor, founded in 1984. AJO uses an active, value-oriented approach and a highly disciplined, quantitative process to build diversified, fully invested portfolios of U.S. and international equities.  AJO is wholly owned and operated by fifteen principals.

Names, Addresses and Principal Occupations of Each Executive Officer and Each Director or General Partner of AJO

Name	Address	Principal Occupation
AJO, LLC	230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102	General Partner
Theodore Aronson	230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102	Managing Principal
Martha Ortiz	230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102	Principal
Paul Dodge	230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102	Principal
Stefani Cranston	230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102	Principal
Gina Marie Moore	230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102	Principal
Gregory Rogers	230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102	Principal
Joseph Dietrick	230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102	Principal, Chief Compliance Officer and Chief Legal Officer
Robert Wenzinger	230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102	Principal

Description of the Current Sub-Advisory Agreement

MFIA has delegated its responsibility under the Investment Advisory Agreement to provide portfolio management services to the M Business Opportunity Value Fund to Iridian pursuant to the Current Sub-Advisory Agreement.  The Directors approved the Current Sub-Advisory Agreement at a meeting held on August 24, 2001.  The Board most recently approved the continuance of the Current Sub-Advisory Agreement at a meeting held on March 1, 2013.  The Current Sub-Advisory Agreement has not been approved by the shareholders of the Fund as it was entered into pursuant to an exemptive order granted to the Company by the Securities and Exchange Commission that allows the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with unaffiliated entities without obtaining shareholder approval.  Under the terms of the Current Sub-Advisory Agreement, Iridian, using its own discretion and without prior consultation with MFIA, manages the investment operations and composition of the M Business Opportunity Value Fund.  Iridian determines the securities to be purchased and sold and places orders for such transactions.  Iridian maintains the books and records of the M Business Opportunity Value Fund with regard to these portfolio transactions.  Iridian is also required to report periodically to MFIA and the Directors of the Company.

The Current Sub-Advisory Agreement provides for sub-advisory fees payable to Iridian of 0.50% of first $50 million of the average daily net assets of the Fund, 0.45% of the next $50 million of the average daily net assets of the Fund, 0.40% of the next $100 million of the average daily net assets of the Fund and 0.35% of assets in excess of $200 million of the average daily net assets of the Fund.  For the period July 1, 2012 through December 31, 2013, Iridian has agreed to waive the sub-advisory fees payable under the Current Sub-Advisory Agreement.  For the fiscal year ended December 31, 2012, the sub-advisory fees paid to Iridian for its services to the Fund under the Current Sub-Advisory Agreement were $162,156.

Description of the New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are substantially similar to those of the Current Sub-Advisory Agreement, except that (a) all references to Iridian in the Current Sub-Advisory Agreement have been changed to AJO in the New Sub-Advisory Agreement; (b) all references to M Business Opportunity Value Fund in the Current Sub-Advisory Agreement have been changed to M Large Cap Value Fund in the New Sub-Advisory Agreement; (c) the sub-advisory fee for the Fund will decrease as a result of the change in sub-adviser and (d) the date of the New Sub-Advisory Agreement is different.  The form of New Sub-Advisory Agreement is set forth in Appendix A to this Information Statement.  Descriptions of the New Sub-Advisory Agreement are qualified in their entirety by reference to the full text of the Agreement as set forth in Appendix A.

The New Sub-Advisory Agreement, which will take effect May 1, 2013, requires AJO to manage the investment and reinvestment of the assets of the M Business Opportunity Value Fund, subject to the supervision of MFIA.  Under the terms of the New Sub-Advisory Agreement, AJO is authorized to effect portfolio transactions for the Fund, using its own discretion and without prior consultation with MFIA.  AJO is required to report periodically to MFIA and the Directors of the Company.

The New Sub-Advisory Agreement provides that it will continue in effect for two years from the date of execution and thereafter from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or by the Directors and (ii) the vote of a majority of the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on such approval.  Any amendment to the New Sub-Advisory Agreement must be approved by MFIA and AJO and, if required by law, by a majority of the Independent Directors of the Company.  The New Sub-Advisory Agreement may be terminated (i) at any time without penalty by the Directors or by vote of a majority of the outstanding voting securities of the Fund; (ii) on not more than 60 days’ or less than 30 days’ written notice by MFIA; or (iii) upon 90 days’ written notice by AJO.  The New Sub-Advisory Agreement will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The New Sub-Advisory Agreement will automatically terminate if the Advisory Agreement is terminated.

The New Sub-Advisory Agreement provides that AJO shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Comparison of Fee Rates Under the Current and New Sub-Advisory Agreements

The sub-advisory fee rates payable to Iridian under the Current Sub-Advisory Agreement are more than the sub-advisory fee rates payable to AJO under the New Sub-Advisory Agreement.  The table below sets forth the sub-advisory fee rates payable to Iridian under the Current Sub-Advisory Agreement and the sub-advisory fee rates payable to AJO under the New Sub-Advisory Agreement as a percentage of the average daily net assets of the Fund.

Sub-Advisory Fee Rates Payable to Iridian under the Current Sub-Advisory Agreement1	Sub-Advisory Fee Rates Payable to AJO under the New Sub-Advisory Agreement
0.50% of the first $50 million	0.30% of the first $250 million
0.45% of the next $50 million	0.20% of the next $250 million
0.40% of the next $100 million	0.15% of the next $250 million
0.35% thereafter	0.125% thereafter
1	For the period July 1, 2012 through December 31, 2013, Iridian has agreed to waive the fees payable under the Current Sub-Advisory Agreement.

Fees Paid Under the Current and New Sub-Advisory Agreements

Because the fee rates payable under the Current Sub-Advisory Agreement are less than the fee rates payable under the New Sub-Advisory Agreement, the aggregate sub-advisory fees paid by the Fund will decrease as a result of the change in sub-advisers.  For the fiscal year ended December 31, 2012 the M Business Opportunity Value Fund paid aggregate sub-advisory fees of $162,156.  The aggregate sub-advisory fees paid include the voluntary waiver by the sub-adviser of all fees payable for the period July 1, 2012 through December 31, 2012.  If the waiver had not been in place, the fee payable to the sub-adviser would have been $328,580.  If the New Sub-Advisory Agreement had been in place for the fiscal year ended December 31, 2012, the M Business Opportunity Value Fund would have paid aggregate sub-advisory fees of $202,387.  The difference between the amounts payable under the Current Sub-Advisory Agreement (without waiver) and the amounts that would have been payable if the New Sub-Advisory Agreement had been in place was -38.4% for the sub-adviser.

AJO also serves as investment adviser or sub-adviser to the following funds with a similar investment objective and strategy as the M Business Opportunity Value Fund:

Name of Fund	Assets Under Management ($mm)	Sub-Advisory Fee as a Percentage of Net Assets
GuideStone Value Equity Fund	$341	23 bps
SEI Institutional Investments Trust – Large Cap Fund	$327	17 bps
SEI Institutional Managed Trust – Large Cap Value Fund	$428	17 bps
SEI Institutional Managed Trusts – Large Cap Fund	$270	17 bps
Transamerica Partners Large Value Portfolio	$777	19 bps

Basis for Director’s Approval of New Sub-Advisory Agreement

The Directors approved the New Sub-Advisory Agreement at their meeting held on March 1, 2013 to become effective May 1, 2013.  The Directors considered the New Sub-Advisory Agreement in connection with a change in the sub-adviser for the M Business Opportunity Value Fund from Iridian to AJO.  In considering whether to approve the New Sub-Advisory Agreement, the Directors noted that MFIA was recommending the change of sub-adviser and the approval of the New Sub-Advisory Agreement as in the best interest of the Fund and its shareholders.  They also considered information provided by MFIA and by AJO.  In considering whether to approve the New Sub-Advisory Agreement, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors, including the Independent Directors, in connection with their approval of the New Sub-Advisory Agreement included the following:

Capability, Nature, Extent and Quality of Services.  The Directors reviewed in detail the nature and extent of the services to be provided by AJO under the terms of the New Sub-Advisory Agreement.  The Directors considered the experience of AJO as an investment manager.  The Directors concluded that the nature and extent of the services to be provided under the New Sub-Advisory Agreement were reasonable and appropriate in relation to the sub-advisory fees.  The Directors also reviewed the personnel at AJO responsible for providing sub-advisory services to the M Business Opportunity Value Fund.  The Directors concluded that AJO has the capability, resources and personnel necessary to manage the M Business Opportunity Value Fund and that the information provided supported the approval of the New Sub-Advisory Agreement.

Regulatory Compliance History.  The Directors considered the regulatory compliance history of AJO.  AJO has certified that it has not had any material violations of its Code of Ethics since January 1, 2011 and is not subject to any current regulatory investigations. The Directors concluded that the information provided supported the approval of the New Sub-Advisory Agreement.

Investment Performance of the Fund.  The Directors considered the information about the performance of AJO’s Large Cap – Absolute Value strategy, including information that compared the performance of the strategy to the performance of the relevant benchmark, the Russell 1000 Value Index.  AJO will use the Large Cap – Absolute Value strategy to manage the Fund.  The strategy ties the benchmark for the 1-year period ended December 31, 2012 and exceeds the benchmark for the 3-, 5-, and 10-year periods and for the period from inception of the strategy through December 31, 2012.  The Directors concluded that the strategy’s performance supported the approval of the New Sub-Advisory Agreement.

Advisory Fees Payable.  The Directors considered the advisory fees that would be payable to AJO.  The Directors compared the level of the proposed advisory fee for the Fund against the advisory fees charged by funds in its peer group.  The Directors also considered comparative total fund expenses of the Fund, taking into account the proposed decrease to the advisory fee.  Information and charts showing advisory fees for comparable funds were presented to the Directors.  AJO’s proposed fees are less than 12 of the other 26 managers in the peer group. The Directors considered the profitability and fall-out benefits, if any, to be received by AJO  and considered that AJO does not engage in soft dollar transactions.  The Directors used this information as a guide to help assess the reasonableness of the Fund’s proposed advisory fee.  The Directors concluded that the proposed advisory fees payable to AJO were fair and reasonable and supported the approval of the New Sub-Advisory Agreement.

Economies of Scale Realized as the Fund Grows.  The Directors considered the benefit to investors of economies of scale.  The Directors noted that AJO’s fees decrease at certain breakpoints; as Fund assets increase, fees decrease.  The Directors also noted that as the assets in the Fund increase, fixed operating costs are spread over a larger asset base resulting in an overall reduced operating expense that is charged to shareholders.  As AJO’s relationship with the Company is new, no economies of scale have been recognized.

Operating Expenses of the Fund.  The Directors reviewed the operating expenses of M Business Opportunity Value Fund.  The Directors noted that in addition to MFIA’s advisory fee, the Fund is also responsible for payment of a portion of the Company’s operating expenses.  The Directors noted that MFIA has contractually agreed to reimburse the Fund for expenses (other than advisory fees, brokerage or other portfolio transaction expenses for litigation, indemnification or other extraordinary expenses) to the extent that they exceed 0.25% of the Fund’s annualized average daily net assets.  The Directors concluded that MFIA’s contractual obligation to limit operating expenses is in the best interests of shareholders.  The Directors noted that the Fund’s operating expenses will decrease because AJO’s advisory fees are lower than those charged by Iridian.  The Directors concluded that the operating expenses of the Fund will continue to be fair and reasonable and support the approval of the New Sub-Advisory Agreement.

Brokerage Transactions.  The Directors considered AJO’s brokerage arrangements on behalf of the M  Business Opportunity Value Fund.  Management is satisfied with AJO’s policies and procedures for broker selection and best execution.  There will be no soft dollar commissions associated with M Business Opportunity Value Fund as managed by AJO.

Based upon such information as it considered necessary for the exercise of their reasonable business judgment, the Directors concluded that it was in the best interest of the Fund’s shareholders to approve the New Sub-Advisory Agreement.  The Directors also considered other factors, including the fact that the Fund would likely incur expenses including portfolio transaction expenses, in connection with the change in sub-adviser to AJO.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the New Sub-Advisory Agreement with AJO should be approved for an initial two-year term commencing on May 1, 2013.

Restructuring Costs

AJO reviewed the existing portfolio holdings of the M Business Opportunity Value Fund to determine what holdings it expected to sell in order to realign the Fund’s holdings to include securities consistent with AJO’s Large Cap - Absolute Value Strategy.  Brokerage costs related to these realignment transactions are estimated to be $240,000.

The New Sub-Advisory Agreement for the M Business Opportunity Value Fund does not require shareholder approval.  We are not asking you for a proxy on this matter.

OTHER INFORMATION

Information about the Company

The Company is an open-end management investment company established as a Maryland corporation on August 11, 1995.  The Company consists of four separate investment portfolios or funds (each a “Fund” and, collectively, the “Funds”), each of which is, in effect, a separate mutual fund.  Each Fund is an open-end management investment company and is diversified.  The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund.  By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund.  Likewise, an investor shares pro rata in any losses of that Fund.

Investment Adviser.  MFIA is the investment adviser of the Company.  MFIA is controlled by M Financial Holdings Incorporated (dba M Financial Group), which owns 100% of the voting securities of MFIA.  MFIA was organized on September 11, 1995.  Although MFIA is not primarily responsible for the daily management of the Funds, it oversees the management of the assets of the Funds by each of the sub-advisers.  In turn, each sub-adviser is responsible for the day-to-day management of a specific Fund.

M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group.  As stockholders, they share in the profits of M Financial Group via periodic stock or cash dividends.  M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Company.  Shareholders should be aware that these compensation arrangements may create economic incentives which could influence recommendations for the Funds.

Peter Mullin serves as a Director of the Company and is deemed to be interested because he owns or controls 21.38% (as of 12/31/12) of M Financial Holdings Incorporated, which controls MFIA.  Lawton M. Nease serves as a Director of the Company and is deemed to be interested because he owns or controls 2.06% (as of 12/31/12) of M Financial Holdings Incorporated, which controls MFIA.  JoNell Hermanson, President of the Company, serves as President of MFIA; David Lees, Secretary and Treasurer of the Company, serves as Secretary and Treasurer of MFIA; Shannon Hartwell, Chief Compliance Officer of the Company, serves as Chief Compliance Officer of MFIA.

Principal Underwriter.  M Holdings Securities, Inc., an affiliate of MFIA, is the Company’s principal underwriter.  The address of M Holdings Securities, Inc. is 1125 NW Couch St., Suite 900, Portland, OR 97209.

Administrator.  State Street Bank and Trust Company is the Company’s administrator. The address of State Street Bank and Trust Company is 200 Clarendon Street, Boston, MA 02116.

Outstanding Shares and Significant Shareholders.  Appendix B lists the total number of shares outstanding as of March 1, 2013 for the Fund’s shares.  It also identifies holders, as of March 1, 2013, of more than 5% of the Fund, and contains information about the shareholdings in the Fund of the Directors and the executive officers of the Funds as of March 1, 2013.

Shareholder Proposals at Future Meetings.

The Company does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund in writing a reasonable amount of time before the Company solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Certain Directors of the Company

No Directors have any substantial interest, direct or indirect, by security holdings or otherwise, in the new sub-advisory agreement for the M Business Opportunity Value Fund.

March 29, 2013

Appendix A

M FUND, INC.

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of September, 2001, by and between M Fund, Inc., a corporation organized and existing under the laws of the State of Maryland (the "Fund"), and M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser").

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

WHEREAS, the Adviser is duly registered as an investment adviser pursuant to the Investment Adviser Act of 1940; and

WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to its Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, and such other portfolios as the Fund and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services.  NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.	Duties of the Adviser. The Fund employs the Adviser:

(a)	to manage the investment and reinvestment of the assets;

(b)
to hire, and thereafter supervise the investment activities of, one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Fund, pursuant to a written sub-advisory agreement and subject to approval by:

(i)	the Fund's Board of Directors;

(ii)
the vote of a majority of Directors, who are not parties to such sub-advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and

(iii)
except as otherwise permitted under the terms of any exemptive relief obtained from the Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s);

(c)	to continuously review, supervise and (except where delegated to a sub-adviser) administer the investment program of the Portfolios;

(d)	to determine in its discretion (except where delegated to a sub-adviser) the securities to be purchased or sold;

(e)	to provide the administrator of the Fund (the "Administrator") and the Fund with records concerning the Adviser's activities which the Fund is required to maintain; and

(f)
to render regular reports to the Administrator and to the Fund's officers and Directors concerning the Adviser's discharge of the foregoing responsibilities.  The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Directors of the Fund and in compliance with such policies as the Directors may from time to time establish, and in compliance with the objectives, policies, and restrictions for each such Portfolio set forth in the Fund's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations.  The Fund will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

The Adviser accepts such employment and agrees, at its own expense, to render the investment advisory services and to furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel (including any sub-advisers) for servicing the investments of the Fund, maintaining its organization and assisting in providing shareholder communications and information services and to permit any of its officers and employees to serve, without compensation, as Directors or officers of the Fund if elected to such positions.

2.	Fees and Expenses.

(a)	Payable By the Fund. The Fund shall pay all of its expenses other than those expressly stated to be payable by the Adviser. The expenses payable by the Fund shall include, without limitation:

(i)	interest and taxes;

(ii)	brokerage commissions and other costs in connection with the purchase or sale of securities, commodities, and other investments for the Fund;

(iii)	fees and expenses of its Directors (other than those who are "interested persons" of the Fund or the Adviser);

(iv)	legal and audit expenses;

(v)	transfer agent expenses and expenses for servicing shareholder accounts;

(vi)	expenses of computing the net asset value of the shares of the Fund and the amount of its dividends;

(vii)	custodian fees and expenses;

(viii)	fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

(ix)	expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund;

(x)	the cost of share certificates, if any;

(xi)	reports, membership and dues in the Investment Company Institute or any similar organization;

(xii)	expenses of preparing and typesetting prospectuses;

(xiii)	expenses of printing and mailing prospectuses sent to existing shareholders;

(xiv)
such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its officers and Directors in respect thereto; and

(xv)	such other expenses as the Directors may, from time to time, determine to be properly payable by the Fund.

(b)	Payable by the Adviser. The Adviser shall pay the following:

(i)
salaries and fees, if any, of all officers of the Fund and of all Directors of the Fund who are "interested persons" (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities;

(ii)
expenses of printing and distributing any prospectuses or reports prepared for its use or the use of the Fund in connection with the offering of the shares of the Fund's common stock for sale to the public;

(iii)	expenses of preparing and typesetting any other literature used by the Adviser in connection with such offering;

(iv)	the cost of any advertising employed in such offering; and

(v)	fees of any sub-adviser.

3.	Delivery of Documents. The Fund has furnished Adviser with copies properly certified or authenticated of each of the following:

(a)
The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this agreement and as amended from time to time, are herein called the "Articles of Incorporation");

(b)	Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws");

(c)	Current Prospectus(es) of the Portfolios.

4.	Other Covenants. The Adviser agrees that it will:

(a)	comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

(b)
(directly or indirectly through one or more sub-advisers) place orders pursuant to its investment determinations for the Portfolios either directly with the issuer of the security or with any broker or dealer.  In executing Portfolio transactions and selecting brokers or dealers, the Adviser (directly or indirectly through one or more sub-advisers) will use its best efforts to seek on behalf of the Portfolio the best overall terms available.  In assessing the best overall terms available for any transaction, the Adviser, and any sub-advisers, shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser and any sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or sub-adviser or their affiliates may exercise investment discretion.  The Adviser is authorized (and may authorize a sub-adviser), subject to the prior approval of the Fund's Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser or sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or sub-adviser to the Portfolio.  In addition, the Adviser is authorized (and may so authorize any sub-adviser) to allocate purchase and sale orders for Portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or sub-adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Adviser or sub-adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.  In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, or any affiliated person of the Fund, the Adviser, or that Portfolio's sub-adviser, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

5.
Compensation of the Adviser.  For the services to be rendered by the Adviser pursuant to this Agreement, the Fund shall pay to the Adviser, and the Adviser agrees to accept as full compensation therefor, an advisory fee for each Portfolio at the rates specified in Schedule A, which is attached hereto and made a part of this Agreement.  The Fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of each Portfolio and shall be paid to the Adviser monthly.  The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

No Portfolio of the Fund shall be liable for the obligations of any other Portfolio of the Fund.  Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio.  All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6.
Excess Expenses.  If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by an applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear expenses of the Fund or any Portfolio which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.  Payment of expenses by the Adviser pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year-end reconciliation, resulting perhaps in the Adviser's recovery of some fees waived earlier in the fiscal year) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

7.
Reports.  The Fund and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.  The Adviser further agrees to furnish to the Fund, if applicable, the same such documents and information pertaining to any sub-adviser as the Fund may reasonably request.

8.
Status of the Adviser.  The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.  The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.  To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account.  It is recognized that in some cases this may adversely affect the price paid or received by the Fund or the size or position obtainable for or disposed of by the Fund or any Portfolio.

9.
Certain Records.  The Adviser shall keep and maintain, or shall arrange for the sub-adviser of a Portfolio to keep and maintain, all books and records with respect to each Portfolio's portfolio transactions required by Rule 31a-1 under the 1940 Act and shall render to the Board of Directors of the Fund such periodic and special reports as the Board of Directors may reasonably request.  The Adviser shall also furnish to the Fund any other information that is required to be filed by the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC.  The Adviser agrees that all records that it (or any sub-adviser) maintains on behalf of the Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Adviser upon the termination of this Agreement (or, if there is no successor Adviser, to the Fund).

10.
Limitation of Liability of the Adviser.  The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.  (As used in this Section 10, the term "Adviser" shall include not only the Adviser itself but also shareholders, directors, officers, employees and other corporate agents of the Adviser).

11.
Permissible Interests.  Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise subject to the provisions of applicable law.  All such interests shall be fully disclosed between the parties on an ongoing basis and in the Fund's Prospectus as required by law.  In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Directors, subject to the rules and regulations of the SEC.

12.
Duration and Termination.  This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from the date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days' written notice to the Fund.  This Agreement will automatically and immediately terminate in the event of its assignment.

As used in this Section 12, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

13.
Governing Law.  This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.
Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	M Financial Investment Advisers, Inc.
1125 NW Couch Street
Suite 900
Portland, OR 97209
Attn: President

To the Fund at:	M Fund, Inc.
1125 NW Couch Street
Suite 900
Portland, OR 97209
Attn: President

Each such notice, advice or report shall be effective upon receipt or three days after mailing.

15.	Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.
Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

17.
1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

M FUND, INC.		M FINANCIAL INVESTMENT ADVISERS, INC.

By:	/s/ Daniel Byrne	By:	/s/ Daniel Byrne
Title:	President	Title:	President

Attest:	/s/ Lindy Feneide	Attest:	/s/ Lindy Feneide
Title:	Administrator, M Funds	Title:	Administrator, M Funds

Schedule A
to the
Investment Advisory Agreement
between
M Fund, Inc.
and
M Financial Investment Advisers, Inc.

Pursuant to Section 5, the Fund shall pay the Adviser compensation at an effective annual rate as follows:

Name of Portfolio	Annual Rate of Compensation

M International Equity Fund	0.70%

M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on all assets thereafter

M Capital Appreciation Fund	0.90%

M Business Opportunity Value Fund	0.65% of first $50 million
0.60% of next $50 million
0.55% of next $100 million
0.50% on all assets thereafter

FORM OF

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
FOR THE M BUSINESS OPPORTUNITY VALUE FUND

This Amendment (the “Amendment”) is made and entered into effective [May 1], 2013 among M Financial Investment Advisers, Inc., a Colorado corporation (the “Adviser”) and M Fund, Inc. a Maryland corporation (the “Fund” and with the Adviser, the “Parties”).

RECITALS

A.	The Parties entered into an Investment Advisory Agreement dated September 1, 2001, as amended (the “Agreement”).

B.	The Parties desire to replace Iridian Asset Management, LLC with AJO, LP as the sub-adviser to the M Business Opportunity Value Fund.

C.
As a result of the change in sub-adviser, the name of the M Business Opportunity Value Fund will be changed to the M Business Opportunity Value Fund to the M Large Cap Value Fund and the sub-advisory fees for such Portfolio will increase.

D.	The parties desire to amend the Agreement to provide for these changes.

AGREEMENT

1.	Amendment.

a.	The reference to the “M Business Opportunity Value Fund” in the third recital of the Agreement is replaced with M Large Cap Value Fund.

b.	The reference to the “M Business Opportunity Value Fund” on Schedule A is replaced with “M Large Value Fund” and the corresponding Annual Rate of Compensation is replaced with:

0.45% on the first $250 million
0.35% on the next $250 million
0.30% on the next $250 million
0.275% thereafter

2.	Other Provisions. The provisions of the Agreement that are not amended or deleted by this Amendment remain unchanged and in full force and effect.

3.	Defined Terms. All capitalized terms used, but not defined in this Amendment, have the definitions given them in the Agreement.

4.
Signatures.  This Amendment may be signed in counterparts.  A fax of portable document format (pdf) transmission of a signature page will be considered an original signature page.  At the request of a Party, the other Party will confirm a fax- or pdf-transmitted signature page by delivering an original signature page to the requesting Party.

The Parties have caused this AMENDMENT TO ADVISORY AGREEMENT to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL ADVISERS, INC.

By: JoNell Hermanson, President

M FUND, INC.

By: JoNell Hermanson, President

Appendix B

M FUND, INC.

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT
For The
M LARGE CAP VALUE FUND

THIS AGREEMENT made and entered into this __th day of _____, 2013, by and between M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser"), and AJO, LP, a limited partnership organized and existing under the laws of the State of Delaware (the "Sub-Adviser").

WHEREAS, M Fund, Inc., a Maryland corporation (the "Fund"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is a series fund with a number of portfolios; and

WHEREAS, the Adviser is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, pursuant to which the Adviser acts as investment adviser to the M Large Cap Value portfolio of the Fund (the "Portfolio"), which is a series of the Fund; and

WHEREAS, the Adviser, with the approval of the Fund, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

WHEREAS, the Sub-Adviser is registered as an investment adviser pursuant to the Advisers Act.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.
Duties of the Sub-Adviser.  Subject to supervision by the Adviser and the Fund's Board of Directors (the “Board), the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a)
The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

(b)
In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and Bylaws (as such terms are defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code (the “Code”) of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)
The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws.  In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion.  The Sub-Adviser is authorized, subject to compliance with said Section 28(e), to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Portfolio.  The Sub-Adviser shall certify quarterly to the Fund as to the Sub-Adviser’s compliance with Section 28(e).  In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for the Portfolio's portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Sub-Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified firms.  In no instance, however, will any Portfolio's securities be purchased from or sold to the Sub-Adviser, the Adviser, or any affiliated person of either the Fund, the Sub-Adviser or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

(d)
The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board such periodic and special reports as the Adviser or Board may reasonably request.

The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act.  The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC.  The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are the property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records.  In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

(e)
The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

(f)
The Sub-Adviser shall cooperate with the Adviser, its representatives, and any third party retained thereby upon the Adviser's exercise of its right, granted hereby, to compel an audit of the Portfolio's financial records, examine records of the Portfolio's portfolio transactions, and/or make a copy of such records.

(g)
The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Fund.

(h)
The Sub-Adviser shall promptly notify the Adviser of any material financial condition affecting the Sub-Adviser that is likely to impair the Sub-Adviser’s ability to fulfill its commitments under this Agreement

(i)
Unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held in the Portfolio without consultation with the Adviser, provided that the Sub-Adviser will follow any written instructions received from the Adviser with respect to voting as to particular issues.  The Sub-Adviser shall further respond to all corporate action matters incident to the securities held in the Portfolio including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations.  The Sub-Adviser shall provide to the Adviser the Portfolio’s proxy voting record as may be required to comply with all applicable regulatory disclosure and filing requirements.

(j)
The Sub-Adviser shall timely provide such information and data as may be reasonably requested by the Adviser regarding the Sub-Adviser’s management of the Portfolio’s assets, including, but not limited to, semiannual written Portfolio manager commentary and analysis, portfolio holdings and positions, and country and industry diversification tables.

(k)
The Sub-Adviser shall provide to the Adviser in a timely manner, such information as is needed by the Fund to properly prepare registration statements, proxy statements, and other documents required by SEC rules and regulations, including but not limited to information required by Items 5(a), 14, and 15 of SEC Registration Statement Form N-1A.  The Sub-Adviser shall promptly, but in any event within five business days, inform the Adviser of any material change in such information.

(l)	The Sub-Adviser shall furnish the Adviser with any further documents, materials or information that Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2.
Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)
The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Articles of Incorporation");

(b)	Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws"); and

(c)	The SEC Registration Statement for the Fund (the “Registration Statement”)

The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

4.
Compensation of the Sub-Adviser.  For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rates specified in Schedule A, which is attached hereto and made part of this Agreement.  The fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of the Portfolio and shall be paid to the Sub-Adviser quarterly.  The Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

5.
Limitation of Liability of the Sub-Adviser.  The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of the Sub-Adviser's obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.  This provision shall survive termination of this Agreement.

Adviser shall reimburse, indemnify, and hold harmless Sub-Adviser, individually and as sub-adviser, of and from any and all expenses, losses, damages, liabilities, demands, charges, and claims of any kind or nature (including attorneys' fees) whatsoever, arising from the operations and management of the Portfolio except where such expense, loss, damage, liability, demand, charge, or claim is the result of an occurrence described in the foregoing paragraph for which the Sub-Adviser is determined to be liable.

6.
Reports.  During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Sub-Adviser or its clients in any way prior to the use thereof and not to use such material if the Sub-Adviser reasonably objects to the use thereof in a writing received by the Adviser within five business days (or such other period as may be mutually agreed) after the Sub-Adviser's receipt thereof.  The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

During the term of this Agreement, the Sub-Adviser agrees to furnish the Adviser at its principal office all sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Adviser, its clients or the Fund in any way prior to the use thereof and not to use such material if the Adviser reasonably objects to the use thereof in a writing received by the Sub-Adviser within five business days (or such other period as may be mutually agreed) after the Adviser's receipt thereof.  The Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Adviser, its clients or the Fund.  The Sub-Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Adviser or its clients in any way are consistent with those materials previously approved by the Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

7.	Representations of Sub-Adviser. Sub-Adviser represents, warrants, and agrees as follows:

(a)
The Sub-Adviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)
The Sub-Adviser has adopted a written code of ethics (the “Sub-Adviser Code”) complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser with a copy of the Sub-Adviser Code, together with evidence of its adoption.  The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent “access persons” as defined in Rule 17j-1 (“Access Persons”) from violating the Sub-Adviser Code.  On a quarterly basis, the Sub-Adviser will either: (i) certify to Adviser that the Sub-Adviser and its Access Persons have complied with Sub-Adviser Code with respect to the Fund, or (ii) identify any material violations of the Sub-Adviser Code which have occurred with respect to the Fund.  In addition, the Sub-Adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-Adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-Adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser Code.

(c)
The Sub-Adviser has provided the Adviser, and the Adviser acknowledges having received, a description or copy of the Sub-Adviser’s policies and procedures for voting proxies relating to client securities and information concerning how they can obtain information concerning how the Sub-Adviser has voted proxies relating to securities held by the Fund.  The Sub-Adviser shall promptly, but in any event within five business days, inform the Adviser of any material changes to such policies and procedures.

(d)
The Sub-Adviser has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act (copies of which have been provided to the Adviser, receipt of which is hereby acknowledged by the Adviser, and which are subject to review and approval by the Adviser and the Board) reasonably designed to prevent violation, by the Sub-Adviser and its supervised persons, at all times of all applicable provisions of the Advisers Act, and any rules and regulations adopted thereunder.  The Sub-Adviser shall promptly, but in any event within five business days, notify the Adviser of any changes in the written policies and procedures.

(e)
The Sub-Adviser shall be responsible for ensuring that the Portfolio: (i) complies with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (ii) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

(f)	The Sub-Adviser shall be responsible for ensuring compliance, by itself and its supervised persons, with the provisions of the Registration Statement and the Articles and Bylaws of the Fund.

(g)
In order that the Board and the Fund’s chief compliance officer may fulfill their obligations under Rule 38a-1 under the 1940 Act (and in addition to, and without limiting, its duties and obligations under other provisions of this Agreement), the Sub-Adviser agrees that (i) the policies and procedures established by the Sub-Adviser for managing the Portfolio, including, but not limited to all policies and procedures designed to ensure compliance with applicable federal and state laws and regulations governing the Sub-Adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Adviser and its authorized representatives, including the Fund’s and the Adviser’s chief compliance officers, not less frequently than annually; (ii) the Fund’s chief compliance officer, and her (or his) agents and representatives, shall have reasonable access to the Sub-Adviser’s directors, officers, and employees, and reasonable access to the Sub-Adviser’s offices and facilities; and (iii) it will complete and promptly return to the Fund an annual due diligence questionnaire provided by the Fund.

8.	Nondisclosure. The Sub-Adviser acknowledges it is subject to and will abide by Section 204A of the Advisers Act regarding the misuse of non-public information.

(a)
In addition to and without limiting the generality of the foregoing, the Sub-Adviser shall not, and shall cause its affiliates, officers, directors, employees and representatives not to, use or disclose any confidential or proprietary information of the Adviser or relating to the Fund (including, without limitation, any information or data with respect to the investment activities of the Fund or the terms of the Advisory Agreement) to any unaffiliated third party, or use the name of the Adviser or any of the Adviser’s subsidiaries or affiliates; provided, that the Sub-Adviser may disclose any confidential or proprietary information (i) with the prior written approval of Adviser or (ii) to a regulatory authority, so long as Sub-Adviser shall have given Adviser written notice of any such required disclosure at least five (5) business days prior to disclosure and agrees to assist the Adviser in obtaining a protective order or other similar relief.

(b)
The Adviser shall not, and shall cause its affiliates, officers, directors, employees and representatives not to, disclose confidential or proprietary information of the Sub-Adviser to any unaffiliated third parties; provided, that the Adviser may disclose any confidential or proprietary information regarding the Sub-Adviser (i) with the prior written approval of the Sub-Adviser or (ii) to a regulatory authority, so long as the Adviser shall have given the Sub-Adviser written notice of any such required disclosure at least five (5) business days prior to disclosure and agrees to assist the Sub-Adviser in obtaining a protective order or other similar relief; provided further, that the Adviser shall have the right to use the Sub-Adviser’s name in public relations and marketing material.

(c)
The foregoing restrictions shall not apply to any information that: (i) is or becomes a matter of general public knowledge without any violation of the Advisory Agreement on the part of the disclosing party; (ii) was available to a party or any of its affiliates, officers, directors, employees or representatives on a non-confidential basis prior to the disclosure of such information by the disclosing party; or (iii) comes into possession of a party hereto from any third party not affiliated with either party hereto properly in possession of such information and not known by such third party to have been obligated to keep such information confidential.

9.
Indemnification.  Subject to the provisions of Section 5 hereof, the Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising from or in connection with the performance by the Sub-Adviser of its duties under this Agreement.  This provision shall survive termination of this Agreement.

10.
Duration and Termination.  This Agreement shall become effective upon its approval  and at the time determined by the Fund's Board of Directors and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a sub-adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the portfolio(s) involved, this Agreement shall become effective upon its approval by the Fund's Board of Directors at the time specified by the Board.  Any sub-adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act, until such shareholder approval is obtained.

This Agreement shall continue in effect for a period of one year from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party, or (c) the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Fund.  As used in this Section 10, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

11.
Governing Law.  This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.
Severability.  Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors.

13.
Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile or in portable document format (pdf), or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a nationally recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	M Financial Investment Advisers, Inc.
M Financial Plaza
1125 NW Couch Street, Suite
Portland, OR 97202
Attn: President

To the Sub-Adviser at:	AJO, LP
230 South Broad Street
Philadelphia, PA 19102
Attn: Theodore R. Aronson, Managing Principal

Each such notice, advice or report shall be effective upon receipt or three days after mailing.

14.
Entire Agreement.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

15.
1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[This space is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this INVESTMENT SUB-ADVISORY AGREEMENT to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL INVESTMENT ADVISERS, INC.	AJO, LP

JoNell Hermanson President	By: Theodore R. Aronson
Title: Managing Principal

Appendix C

Shares Outstanding
(as of March 1, 2013)

Fund	Number of Shares Outstanding
M Business Opportunity Value Fund	5,809,206.8420

Control Persons and Principal Shareholders

Shares of the Funds will be owned by qualified pension plans, retirement plans, and insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts.  John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.  As of March 1, 2013, the ownership of each Fund was as follows

M Business Opportunity Value Fund
M Financial Holdings Inc.	3.22%
John Hancock Variable Life Insurance Co.	35.05%
Pacific Life Insurance Co.	47.76%
Pruco Life Insurance Company of Arizona	7.35%
ING / Security Life of Denver	2.47%
Lincoln National Life Insurance Co.	4.94%
New York Life Insurance Co.	0.00%
Nationwide Financial Services, Inc.	0.54%
Sun Life Insurance Co.	1.81%
TIAA-CREF Life Insurance Co.	0.01%

C-1

The addresses of each owner of the Funds’ shares are as follows:

M Financial Holdings Incorporated, M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, OR 97209
John Hancock Variable Life Insurance Company, 529 Main Street, Charlestown, MA 02129
Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA 92660
Pruco Life Insurance Company of Arizona, 213 Washington Street, Newark, NJ 07102
ING / Security Life of Denver, 1290 Broadway, Denver, CO 80203
Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, IN 46802
New York Life Insurance Company, 169 Lackawanna Avenue, Parsippany, NJ  07054
Nationwide Financial Services, Inc., One Nationwide Plaza 1-09-V3, Columbus, Ohio 43215
Sun Life Insurance Co., One Sun Life Executive Park, SC1335, Wellesley Hills, MA 02481-5699
TIAA-CREF Life Insurance Co., 8625 Andrew Carnegie Blvd, Charlotte, NC 28262

As of May 1, 2013, the officers and the members of the Board of the Company, as a group, owned less that 1% of the shares of the Fund.

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